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                         VAN KAMPEN SERIES FUND, INC.,
                            ON BEHALF OF ITS SERIES,
                        VAN KAMPEN EMERGING MARKETS FUND

                        SUPPLEMENT DATED APRIL 12, 2006
                                     TO THE
          CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES PROSPECTUS
                             DATED OCTOBER 31, 2005
                                    AND THE
                           CLASS I SHARES PROSPECTUS
                             DATED OCTOBER 31, 2005

     The Prospectus is hereby supplemented as follows:

     (1) The following is hereby added after the sub-section entitled "INVESTMENT ADVISORY SERVICES -- ADVISORY AGREEMENT":

     THE SUBADVISER. Morgan Stanley Investment Management Company is the Fund's investment subadviser (the "Subadviser"). The Subadviser is a wholly owned subsidiary of Morgan Stanley. The Subadviser selects, buys and sells securities for the Fund under the supervision of the Adviser. At March 31, 2006, the Subadviser, together with its investment management affiliates, managed assets of approximately $445 billion. The Subadviser's principal office is located at 23 Church Street, 16-01 Capital Square, Singapore 049481.

     SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

     (2) The first, second and third paragraphs of the sub-section entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT" are hereby deleted and replaced with the following:

     PORTFOLIO MANAGEMENT. The Fund is managed by members of the Emerging Markets Equity team. The Emerging Markets Equity team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolios are Narayan Ramachandran, a Managing Director of the Subadviser, and Ruchir Sharma, a Managing Director of the Adviser.
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     Mr. Ramachandran has worked in an investment management capacity for the
     Adviser since 1996, has worked for the Subadviser since 2006 and joined the team managing the Fund in February 2001. Mr. Sharma has worked in an investment management capacity for the Adviser since 1996 and joined the team managing the Fund in March 2003.

     Messrs. Ramachandran and Sharma are the lead managers of the Fund. All team members collaborate to manage the assets of the Fund. Messrs. Ramachandran and Sharma are responsible for the execution of the overall strategy of the Fund.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                   MSEMSPT  4/06